SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) October 9, 1998



                       News Communications, Inc.
      (Exact name of Registrant as Specified in its Charter)


        Nevada                 0-18299              13-3346991
        ------                 -------              ----------
(State or Other Jurisdiction (Commission           (IRS Employer
      of Incorporation)      File Number)           Identification No.)


174-15 Horace    Harding Expwy., Fresh Meadows, New York    11365
-----------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code    (718)357-3380
                                                      -------------

                                       N/A
    ------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants.

     (a) On October 9, 1998, PricewaterhouseCoopers LLP, successors to Coopers & Lybrand L.L.P. ("PwC"), declined to stand for reelection as the independent accountants of News Communications, Inc. (the "Registrant").

      PwC's reports on the financial statements of the registrant for the fiscal years ended November 30, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the fiscal years ended November 30, 1997 and 1996 and through October 9, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year. The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors.

      In a letter dated June 30, 1997, in connection with the audit of the financial statements of the Registrant for the year ended November 30, 1996, PwC reported to management and the Audit Committee of the Registrant's Board of Directors that the following reportable conditions existed in the Registrant's internal control structure:

      1. A need for the Registrant to implement formal accounting closing procedures to ensure annual and quarterly financial statements are prepared in a timely, accurate and consistent manner, reflecting all significant accruals and estimates necessary for the results of each annual and interim period to provide meaningful information with respect to the operations of the Registrant.

     2. A need for the Registrant to restrict access to accounting records and information systems to authorized personnel.

      The Registrant has taken measures to improve its internal control structure in response to the above recommendations by PwC and, as a result, believes that its internal control structure are sufficient.

      (b) On October 9, 1998, the Registrant engaged BDO Seidman LLP as independent accountants to the Registrant to audit its financial statements beginning with the fiscal year ending November 30, 1998.

     The Registrant has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements so that such letter may be filed with the Commission within 10 days from the filing date of this report.


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

Item 7.  Financial  Statements, Pro Forma Financial  Information and Exhibits.

      (c)  Exhibits.

      Exhibit No.    Descripton
      -----------    ----------

      16* Letter dated October 19, 1998 from PwC to the Securities and Exchange Commission regarding change in certifying accountants.

     *    To be filed upon Amendment.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEWS COMMUNICATIONS, INC.


Date: October 19, 1998             By:  /s/ Michael Schenkler
      --------------------             ----------------------
                                       Michael Schenkler
                                       President


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